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subject to a request for confidential treatment that has been filed with the
Securities and Exchange Commission.

                                                                   EXHIBIT 10.29

                                                                  Execution Copy


                              WARRANT CERTIFICATE

                                 TELLIUM, INC.

                                "C" WARRANTS TO
                             Purchase Common Stock

Certificate                                                     Certificate for
No. 1                                                      750,000 "C" Warrants

     THIS WARRANT CERTIFICATE CERTIFIES THAT QWEST INVESTMENT COMPANY, a Delaware corporation ("QIC"), or its registered assigns, is the registered holder of the number of "C" Warrants (the "Warrants") set forth above which were granted by Tellium, Inc., a Delaware corporation (the "Company") to QIC for $1.00 and other good and valuable consideration. Each Warrant entitles the holder thereof to subscribe for and purchase one fully paid and nonassessable share of common stock, par value $.001 per share (the "Common Stock") (as adjusted pursuant to Section 5, a "Share") of the Company, at any time and from time to time after the date such Warrant becomes exercisable pursuant to Section
4.1 and prior to the Expiration Time, at the purchase price of $7.00 per share (as such price may be adjusted pursuant to Section 5, the "Warrant Price"), subject to the provisions and upon the terms and conditions hereinafter set forth. Terms not otherwise defined herein have the meanings stated in Section 24.

        THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT. ADDITIONALLY, THE TRANSFER OF THESE SECURITIES IS SUBJECT TO THE CONDITIONS SPECIFIED IN SECTION 2 HEREOF, AND NO TRANSFER OF THESE SECURITIES SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED. UPON THE FULFILLMENT OF CERTAIN SUCH CONDITIONS, THE SECRETARY OF TELLIUM, INC. HAS AGREED TO DELIVER TO THE HOLDER HEREOF A NEW CERTIFICATE, NOT BEARING THIS LEGEND, FOR THE SECURITIES REPRESENTED HEREBY REGISTERED IN THE NAME OF THE HOLDER HEREOF.

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subject to a request for confidential treatment that has been filed with the
Securities and Exchange Commission.

1.   Vesting of Warrants.
     -------------------

     Each Warrant is fully vested, shall be subject to adjustment pursuant to
Section 5, and shall become exercisable as set forth in Section 4.

2.   Transferability of Warrants.
     ---------------------------

     2.1  Warrant Register and Registration.  The Secretary of the Company will
          ---------------------------------
          keep or cause to be kept at the office of the Company books for the registration and transfer (the "Warrant Register") of this Warrant Certificate and any other Warrant certificate issued hereunder (collectively, including the initial Warrant, the "Warrants"). The Warrant Certificates will be numbered and will be registered in the Warrant Register as they are issued. The Company and the Secretary of the Company will be entitled to treat a person as the owner in fact for all purposes of each Warrant registered in such person's name (each registered owner is herein referred to as a "holder" of such Warrant) and will not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person and will not be liable for any registration of transfer of Warrants that are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary.

     2.2  No Transfer.  The Warrants and shares of Common Stock to be issued
          -----------
          pursuant to the exercise of the Warrant (the "Warrant Shares") shall not be sold, transferred, assigned, pledged, encumbered or otherwise disposed of (each, a "Transfer") except upon the conditions specified in this Section 2.

     2.3  Legend.   The Warrant Shares shall (unless otherwise permitted by the
          ------
          provisions of Sections 2.4 and 2.5) be stamped or otherwise imprinted with a legend in substantially the following form:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT. ADDITIONALLY, THE TRANSFER OF THESE SECURITIES IS SUBJECT TO THE CONDITIONS SPECIFIED IN SECTION 2 OF THE WARRANT CERTIFICATE, AND NO TRANSFER OF THESE SECURITIES SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED. UPON THE FULFILLMENT OF CERTAIN SUCH CONDITIONS, THE SECRETARY OF TELLIUM, INC. HAS AGREED TO DELIVER TO THE HOLDER HEREOF A NEW CERTIFICATE, NOT BEARING THIS LEGEND, FOR THE

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subject to a request for confidential treatment that has been filed with the
Securities and Exchange Commission.

          SECURITIES REPRESENTED HEREBY REGISTERED IN THE NAME OF THE HOLDER HEREOF.

     2.4  Notice.  (a)  Subject to Sections 2.4(b) and 2.4(c), QIC agrees, prior
          ------
          to any Transfer of Warrants (or Warrant Shares), to give written notice to comply with the provisions of this Section 2. Each such notice shall be accompanied by the written opinion (addressed to the Company by counsel for the holder of such Warrant or Warrant Shares and stating that in the opinion of such counsel (which opinion and counsel shall be reasonably satisfactory to the Company) such proposed Transfer does not involve a transaction requiring registration of such Warrant or Warrant Shares under the Securities Act) and, except in respect of sales pursuant to Securities Act Rule 144 or a registration statement effective pursuant to the Securities Act of 1933, as amended, the transferee's agreement in writing to be subject to the terms of this Section 2 to the same extent as if such transferee were originally a signatory to this Agreement. QIC shall thereupon be entitled to Transfer such shares. Each certificate or other instrument evidencing the Warrant or Warrant Shares issued upon the Transfer of any such Warrant or Warrant Shares (and each certificate or other instrument evidencing any untransferred balance of such Warrant or Warrant Shares) shall bear the legend set forth in Section
          2.3 unless (x) in such opinion of counsel registration of any future Transfer is not required by the applicable provisions of the Securities Act or (y) the Company shall have waived the requirement of such legends; provided, however, that such legend shall not be required on any certificate or other instrument evidencing the securities issued upon such Transfer in the event such Transfer shall be made in compliance with the requirements of Securities Act Rule 144 and the transferee is not an affiliate (as defined in Rule 144 of the Securities Act) of the Company.

          (b) Unless and until the "C" Warrants are fully exercisable in accordance with the terms set forth in the applicable Warrant Certificate, and except for a Transfer to an Affiliate (as defined in Section 21) of QIC, the "C" Warrants (and Warrant Shares) shall not be Transferred without the prior written consent of the Company, which shall not be unreasonably withheld (it being understood and agreed that a Transfer to a party that QIC could reasonably determine is a competitor of the Company or to a party that, after reasonable inquiry, QIC knows or has reason to know is asserting a material claim against (or an adverse party to a litigation or arbitration with) the Company are examples of circumstances where the Company may withhold its consent under this Section 2.4(b)).

     2.5  Termination.  Notwithstanding the foregoing provisions of this Section
          -----------
          2, the restrictions imposed by this Section 2 upon the transferability of the Warrant Shares shall cease and terminate when (i) any such shares are sold or otherwise disposed of pursuant to an effective registration statement under the Securities Act

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subject to a request for confidential treatment that has been filed with the
Securities and Exchange Commission.

          or as otherwise contemplated by Section 2.4 and, pursuant to Section 2.4, the securities so transferred are not required to bear the legend set forth in Section 2.3 or (ii) the holder of such shares has met the requirements for Transfer of such shares pursuant to paragraph (k) of Securities Rule 144. Whenever the restrictions imposed by this Section 2 shall terminate as to any Warrant Shares, as herein provided, QIC shall be entitled to receive from the Company, without expense, a new certificate representing such Warrant Shares not bearing the restrictive legend set forth in Section 2.3 and not containing any other reference to the restrictions imposed by this Section 2.

     2.6 Form of Warrant. The Warrant Certificates will be executed on behalf of the Company by the Chairman of the Board of Directors of the Company (the "Board"), its President or one of its Vice Presidents and attested to by the Secretary of the Company or an Assistant Secretary. The signature of any of such officers on the Warrants may be manual or facsimile.

3.   Exchange of Warrants. Each Warrant may be exchanged at the option of the
     --------------------
     holder thereof for another Warrant or Warrants entitling the holder thereof to purchase a like aggregate number of Warrant Shares as the Warrant or Warrants surrendered then entitle such holder to purchase. Any holder desiring to exchange a Warrant or Warrants will make such request in writing delivered to the Secretary of the Company and will surrender, properly endorsed, the Warrant or Warrants to be so exchanged at the office of the Secretary of the Company. Thereupon, a new Warrant or Warrants, as the case may be, as so requested, will be delivered to the person entitled thereto.

4.   Term of Warrants; Exercise of Warrants.
     --------------------------------------

     4.1  Exercisability of Warrants.  The Warrants represented by this Warrant
          --------------------------
          Certificate are exercisable in whole or in part in accordance with the following:

          (a) If Qwest has paid (***) pursuant to the Procurement Agreement dated as of September 18, 2000 between the Company and Qwest, as amended by the First Amendment to the Procurement Agreement dated as of the date hereof (the "Procurement Agreement"), (***) Warrants shall be fully exercisable (it being understood and agreed that this Section 4.1(a) shall have been satisfied if Qwest has made payments and Deemed Payments to the Company aggregating such (***). "Deemed Payments" shall mean the aggregate purchase order amounts which are contained in valid and effective purchase orders (A) issued under Section 7.1 of the Procurement Agreement, (B) confirmed and accepted by the Company under Section 7.2 of the Procurement Agreement, and (C) containing stated delivery dates in case of the purchase orders under Section 7.1(a)(i) and agreed upon delivery dates in case of purchase orders under Section 7.1(a)(ii) (as postponed, suspended or amended from time to time pursuant to the

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subject to a request for confidential treatment that has been filed with the
Securities and Exchange Commission.

               Procurement Agreement) for which the Company has not satisfied its delivery obligations in circumstances in which the Company failed to use commercially reasonable efforts to meet such delivery dates.

          (b) Notwithstanding the foregoing, the Warrants shall become exercisable if they have not become exercisable prior to the sixth (6th) anniversary of the date hereof upon such sixth (6th) anniversary.

          The Company shall keep a reasonably detailed record of all Qwest payments pursuant to the Procurement Agreement and receipt of all purchase orders, and shall furnish Qwest with a copy of such record bi-annually, within ten days after end of each six-month period; provided, however, the Company will provide Qwest with interim monthly reports upon Qwest's written request. Such record will contain, at a minimum, a listing of purchase orders, items purchased, date of delivery, name of purchaser, price paid by item and date purchased.

     4.2  Term.  ThE Warrants expire at the Expiration Time.
          ----

     4.3  Exercise of Warrants.
          --------------------

          (a) A Warrant that has become exercisable pursuant to Section 4.1 may be exercised prior to the Expiration Time upon surrender to the Company, in care of the Secretary of the Company, of the Warrant to be exercised, together with the duly completed and signed Election to Purchase in substantially the form attached hereto as Exhibit B (the "Election to Purchase"), and upon payment to the Company of the Warrant Price for the number of Warrant Shares in respect of which such Warrant is then exercised. Payment of the aggregate Warrant Price will be made by wire transfer of immediately available funds in accordance with written wire transfer instructions to be provided by the Company or by converting this Warrant Certificate, or any portion thereof pursuant to Section 4.2(b) ("Warrant Conversion").

          (b) A Warrant may be exercised in a cashless manner (a "Cashless Exercise") with respect to a particular number of Warrant Shares subject to the Warrant (the "Converted Warrant Shares") through Warrant Conversion by specifying such election in the Election to Purchase. In such event, the Company will issue and cause to be delivered (without payment of any Warrant Price or any cash or other consideration) that number of Warrant Shares equal to the quotient obtained by dividing (1) the value of the Warrant (or the specified portion hereof) on the date of exercise, which value will be determined by subtracting (A) the aggregate Warrant Price of the Converted Warrant Shares immediately prior to the exercise of the Warrant from (B) the aggregate fair market value of the Converted

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subject to a request for confidential treatment that has been filed with the
Securities and Exchange Commission.

               Warrant Shares issuable upon exercise of the Warrant on the date of exercise, by (2) the fair market value of one Warrant Share on the date of exercise. For purposes of this Section 3.2, fair market value of a Warrant Share as of a particular date will be the Closing Price on the Business Day immediately prior to the exercise of the applicable Warrant (or, if not publicly traded, the fair market value as determined in clause (B) of the term "Fair Market Value".

          (c) Upon such surrender of the Warrant and payment of the Warrant Price (or upon a Cashless Exercise), the Company will issue and cause to be delivered with all reasonable dispatch to or upon the written order of the holder and in such name or names as the holder may designate, a certificate or certificates for the number of full Warrant Shares so purchased upon the exercise of such Warrants, together with a check or cash in respect of any fraction of a share of Common Stock otherwise deliverable upon such exercise, as provided in Section 6. Such certificate or certificates will be deemed to have been issued and any person so designated to be named therein will be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of such Warrants and payment of the Warrant Price; provided, however, that if, at the date of surrender of such Warrant and payment of such Warrant Price, the transfer books for the Warrant Shares or other class of stock purchasable upon the exercise of such Warrant will be closed, the certificates for the Warrant Shares in respect of which such Warrant is then exercised will be issuable as of the date on which such books will next be opened (whether before or after the Expiration Time) and until such date the Company will be under no duty to deliver any certificate for such Warrant Shares; provided, further, that the transfer books, unless otherwise required by law, will not be closed at any one time for a period longer than twenty (20) days.

          (d) The rights of purchase represented by the Warrant that have become exercisable pursuant to Section 4.1, will be exercisable at the election of the holders thereof, either in full or from time to time in part. If a Warrant is exercised in respect of less than all of the Warrant Shares purchasable on such exercise at any time prior to the Expiration Time, a new Warrant evidencing the remaining Warrant Shares will be issued, and the Company will deliver the new Warrant pursuant to the provisions of this Section 4.2.

          (e) Notwithstanding any other provision hereof, if an exercise of any portion of the Warrant is to be made in connection with a public offering of the Common Stock or a Business Combination, such exercise may at the election of the holder be conditioned upon the conclusion of such

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subject to a request for confidential treatment that has been filed with the
Securities and Exchange Commission.

               transaction, in which case such exercise will not be deemed to be effective until the conclusion of such transaction.

5.   Adjustment of Warrant Price and Number of Warrant Shares.  The number and
     --------------------------------------------------------
     kind of securities purchasable upon the exercise of each Warrant and the Warrant Price will be subject to adjustment from time to time as follows:

     5.1  Subdivisions, Combinations and Other Issuances.  If the Company will
          ----------------------------------------------
          at any time prior to the expiration of each Warrant subdivide the Common Stock, by split-up or otherwise, or combine the Common Stock, or issue additional shares of the Common Stock as a dividend with respect to any shares of the Common Stock, the number of Warrant Shares issuable on the exercise of the Warrant will forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments will also be made to the Warrant Price, but the aggregate purchase price payable for the total number of Warrant Shares purchasable under the Warrant (as adjusted) will remain the same. Any adjustment under this Section 5.1 will become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

     5.2  Recapitalization, Reclassification, Reorganization and Consolidation.
          --------------------------------------------------------------------
          In case of any recapitalization, reclassification, capital reorganization or change in the Common Stock of the Company (other than as a result of a subdivision, combination, or stock dividend provided for in Section 5.1), then, as a condition of such recapitalization, reclassification, reorganization or change, lawful provision will be made, and duly executed documents evidencing the same from the Company or its successor will be delivered to the holder, so that the holder will have the right at any time prior to the expiration of each Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such recapitalization, reclassification, reorganization, or change by a holder of the same number of shares of Common Stock as were purchasable by the holder immediately prior to such recapitalization, reclassification, reorganization or change. In any such case appropriate provisions will be made with respect to the rights and interest of the holder so that the provisions hereof will thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments will be made to the Warrant Price payable hereunder, provided the aggregate purchase price will remain the same.

     5.3  Issuances Below $7.00 Per Share.  If the Company at any time prior to
          -------------------------------
          the Company's initial public offering of its Common Stock shall issue, or shall be

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subject to a request for confidential treatment that has been filed with the
Securities and Exchange Commission.

          deemed to issue (as provided in Section (E)(3)(b)(3) of Article IV of the Company's Amended and Restated Certificate of Incorporation), any shares of Common Stock (other than "Excluded Stock," as defined in Article IV of the Company's Amended and Restated Certificate of Incorporation as of the date hereof), at a price less than the Warrant Price then in effect, and if such issuance is not addressed by Sections 5.1, 5.2, or 5.5, the Warrant Price shall be reduced to reflect this lower price; provided, however, the aggregate number of Warrant Shares purchasable under the Warrant will remain the same. Consideration other than cash shall be determined in accordance with Section (E)(3)(b)(2) of Article IV of the Company's Amended and Restated Certificate of Incorporation as of the date hereof.

     5.4  Notice of Adjustment.  When any adjustment is required to be made in
          --------------------
          the number or kind of shares purchasable upon exercise of each Warrant, or in the Warrant Price, the Company will promptly notify the holder of such event and of the number of shares of Common Stock or other securities or property thereafter purchasable upon exercise of the Warrant.

     5.5  Other Distributions.  In the event that the Company will, in respect
          -------------------
          of its outstanding shares of Common Stock, declare a distribution payable in securities of other persons, evidences of indebtedness issued by the Company or other persons, assets (excluding cash dividends) or options or rights not referred to in Sections 5.1 and 5.2, then, in each such case for purposes of this Section 5.5, upon exercise of each Warrant the holder will be entitled to a proportionate share of any such distribution as though it were the holder of the number of shares of Common Stock of the Company underlying the Warrant as of the record date fixed for the determination of the holders of Common Stock of the Company entitled to receive such distribution.

     5.6  No Impairment.  The Company will not, by amendment of its Amended and
          -------------
          Restated Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant Certificate and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder against impairment.

     5.7  Minimum Adjustment.  The adjustments required by the preceding
          ------------------
          sections of this Section 5 shall be made whenever and as often as any specified event requiring an adjustment shall occur. Subject to
          Section 6, adjustments of the Warrant Price or the number of shares of Common Stock issuable upon exercise of this Warrant shall be calculated to the nearest cent or to the nearest one hundredth of a share, as

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subject to a request for confidential treatment that has been filed with the
Securities and Exchange Commission.

          the case may be. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

     5.8  Adjustment to Warrant Certificate.  This Warrant Certificate need not
          ---------------------------------
          be changed because of any adjustment made pursuant to this Section 5, and Warrant Certificates issued after such adjustment may state the same Warrant Price and the same number of shares of Common Stock issuable upon exercise of the Warrants as are stated in the Warrant Certificates initially issued pursuant to this Warrant Certificate. The Company, however, may at any time in its sole discretion make any change in the form of Warrant Certificate that it may deem appropriate to give effect to such adjustments and that does not affect the substance of the Warrant Certificate, and any Warrant Certificate thereafter issued or countersigned, whether in exchange or substitution for any outstanding Warrant Certificate or otherwise, may be in the form as so changed.

6.   Fractional Interests.  No fractional Warrant Shares or scrip will be issued
     --------------------
     upon the exercise of Warrants, but in lieu thereof the Company pay therefor in cash an amount equal to the product obtained by multiplying the Fair Market Value per Warrant Share on the Business Day immediately preceding the date of exercise of the Warrants times such fraction. If more than one Warrant will be presented for exercise in full at the same time by the same holder, the number of full Warrant Shares that will be issuable upon the exercise thereof will be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of the Warrants so presented.

7.   Taxes.  The Company will pay any and all issue, transfer, documentary,
     -----
     stamp and other similar taxes that may be payable in respect of any issue or delivery of Warrant Shares upon the exercise of each Warrant; provided, however, that the Company will not be required to pay any tax or taxes that may be payable in respect of any transfer involved in the issue or delivery of any Warrant or certificates for Warrant Shares in a name other than that of the registered holder of such Warrant, and no such issue or delivery will be made unless and until the person requesting the issuance thereof will have paid to the Company the amount of such tax or will have established to the satisfaction of the Company that such tax has been paid.

8.   Covenants and Representations.
     -----------------------------

     8.1  Reservation of Warrant Shares.  There have been reserved, and the
          -----------------------------
          Company will at all times reserve and keep available, free from preemptive rights, out of its authorized and unissued Common Stock, solely for the purpose of effecting the exercise of the Warrants, the number of shares of Common Stock that will from time to time be sufficient to provide for the exercise of the rights of purchase represented by the outstanding Warrants. All Warrants surrendered in the exercise of the rights thereby evidenced will thereupon be cancelled by the Company and retired. Promptly after the Expiration Time, the Secretary of the

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subject to a request for confidential treatment that has been filed with the
Securities and Exchange Commission.

          Company will certify to the Company the aggregate number of Warrants then outstanding, and thereafter no shares of Common Stock will be subject to reservation in respect of such Warrants. The Company will from time to time, in accordance with the laws of the State of Delaware, use its commercially reasonable best efforts to increase the authorized amount of its Common Stock if at any time the number of shares of Common Stock remaining unissued will not be sufficient to permit the exercise of all the then outstanding Warrants.

     8.2  Valid Issuance.  Except for those restrictions set forth in the
          --------------
          Stockholder's Agreement, all shares of Common Stock or other securities issuable upon exercise of the Warrants will, upon issuance in accordance with the terms hereof, be validly issued, fully paid and nonassessable, free from all liens, charges, security interests and encumbrances created by the Company with respect to the issuance and delivery thereof and not subject to preemptive rights.

     8.3  Purchase of Warrants by the Company.  Any of the Company and its
          -----------------------------------
          Subsidiaries will have the right, except as limited by law, other agreements or herein, to purchase or otherwise acquire Warrants at such times, in such manner and for such consideration as it may deem appropriate.

     8.4  Cancellation of Warrants.  If any of the Company and its Subsidiaries
          ------------------------
          will purchase or otherwise acquire Warrants, the same will thereupon be cancelled by the Company and retired. The Company will cancel any Warrant surrendered for exchange, substitution, transfer or exercise in whole or in part.

     8.5  Corporate Authorization.  The execution, delivery and performance by
          -----------------------
          the Company of its obligations under this Warrant Certificate and the Stockholder's Agreement (the "Core Agreements"), and the consummation by the Company of the transactions contemplated thereby, and the issuance by the Company of these Warrants and the Warrant Shares are within the corporate power and authority of the Company, and, have been duly authorized by all necessary corporate action. The Core Agreements have been duly and validly authorized, executed and delivered by the Company and, subject to their execution by the other parties thereto, constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability affecting creditors' rights and to general equity principles.

     8.6  Consents and Approvals.  The execution, delivery and performance by
          ----------------------
          the Company of its obligations under the Core Agreements and the consummation by the Company of the transactions contemplated thereby, and the issuance by the Company of these Warrants and the Warrant Shares do not and will not require any consent, approval or action by or in respect of, or any declaration, filing or registration with, and Governmental Authority or other third party, other than

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subject to a request for confidential treatment that has been filed with the
Securities and Exchange Commission.

          compliance with the applicable requirements of the Securities Act of 1933, as amended (the "Securities Act") and any applicable state securities and "blue sky" laws in connection with the offering, sale and delivery of the Warrant Shares.

     8.7  Non-Contravention.  The execution, delivery and performance by the
          -----------------
          Company of the Core Agreements and the consummation by the Company of the transactions contemplated thereby, and the issuance by the Company of these Warrants and the Warrant Shares do not and will not, with or without the giving of notice, the lapse of time or both (i) contravene or conflict with the Amended and Restated Certificate of Incorporation or Bylaws of the Company, (ii) contravene or conflict with or constitute a violation of any provision of any law, rule, regulation, judgment, injunction, order or decree binding upon or applicable to the Company, (iii) contravene or conflict with or constitute a violation of or a default under, or give rise to any right of termination, cancellation or acceleration of any right or obligation of the Company or to a loss of any benefit to which the Company is entitled, under any provision of (A) any material agreement, contract, indenture, lease or other instrument binding upon the Company or (B) any material license, franchise, permit or other similar authorization held by the Company, or (iv) result in the creation or imposition of any lien on any asset of the Company.

     8.8  Exempt Sale.  Assuming the accuracy of the representations and
          -----------
          warranties of QIC contained in Section 22 hereof, the offer, sale and issuance of the Warrants and Warrant Shares in accordance with this Warrant Certificate will be exempt from the registration requirements of the Securities Act, and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws.

     8.9.  Corporate Organization.  The Company is a corporation duly organized,
           ----------------------
          validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority and all necessary governmental franchises, licenses, permits, authorizations and approvals to own or lease and operate its properties and assets and to carry on its business as it is now being conducted, and is duly qualified or licensed as a foreign corporation to do business and in good standing in each jurisdiction in which the conduct or nature of the business conducted by it or the character or location of the properties owned or leased by it makes such qualification or licensing necessary, except where the failure to be so qualified or licensed would not have a Material Adverse Effect. The Company has provided QIC with a true and complete copy of its Amended and Restated Certificate of Incorporation as in effect on the date hereof. "Material Adverse Effect" shall mean, when used with respect to the Company, any change, effect or circumstance that, individually or when taken together with all other such changes, effects or circumstances, is or would reasonably be expected to be materially adverse to the

Note: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

          financial condition, business, properties, assets, prospects or operations taken as a whole of the Company.

     8.10.  Capitalization.
            --------------

          As of the date hereof, the authorized capital stock of the Company consists of the following:

               (a) 26,661,150 shares of Preferred Stock, of which (A) 10,322,917 shares are designated as Series A Preferred Stock, 10,089,584 of which are issued and outstanding, and 233,333 of which are reserved for issuance upon conversion of the Series B Preferred Stock, (B) 233,333 shares are designated Series B Preferred Stock, 233,333 of which are issued and outstanding, (C) 2,593,974 shares are designated Series C Preferred Stock, of which 2,564,465 are outstanding and 29,509 are reserved for issuance upon exercise of warrants issued or issuable to Comdisco, Inc., (D) 6,010,926 shares are designated Series D Preferred Stock, of which 6,010,926 are issued and outstanding and (E) 7,500,000 shares are designated Series E Preferred Stock, of which 7,274,413 are issued and outstanding. As of the date hereof, there are 113,320,152 shares of Common Stock issuable on conversion of the issued and outstanding shares of Series A, B, C and D Preferred Stock.

               (b) 900,000,000 shares of Common Stock, 59,084,039 shares of which are issued and outstanding.

          Section 8.10 of the Company Disclosure Schedule sets forth a summary of all outstanding stock options and warrants of the Company, indicating the number of shares and type of capital stock issuable upon exercise thereof. As of the date hereof, 49,960,242 shares of Common Stock have been reserved for issuance upon exercise of such stock options and 14,629,644 shares of Common Stock have been reserved for issuance upon exercise of such warrants (or upon conversion of shares of Series C Preferred Stock issuable upon exercise of such warrants). Except as disclosed in Section 8.10 of the Company Disclosure Schedule, there are no options, warrants, exchange rights, subscription rights or other agreements, commitments or rights to purchase or otherwise acquire from the Company, or agreements, commitments or obligations of the Company to issue or sell, any capital stock, voting securities or securities convertible into or exchangeable or exercisable for capital stock or voting securities of the Company, other than those contemplated by this Warrant Certificate.

     8.11.  Compliance With Laws; No Defaults.  The Company is not in violation
            ---------------------------------
          of or default under, and no condition exists that with notice or lapse of time or both

Note: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

          would constitute a violation of or default under, any applicable provisions of any law, statute, ordinance, regulation, judgment, order, injunction, permit, license, certificate or other authorization, or its governing instruments, except for any violations, defaults or conditions that have not had and could not reasonably be expected to have a Material Adverse Effect on the Company.

     8.12.  Taxes.  The Company has (i) timely filed all material Tax Returns
            -----
          required to be filed (taking into account any extension of time within which to file any Tax Return that has been granted by the relevant taxing authority) for all taxable periods ending on or prior to the date hereof, and such Tax Returns are true, complete and correct in all material respects, (ii) paid or accrued all material taxes shown to be due and payable on such Tax Returns, and (iii) properly accrued all material taxes for periods subsequent to the periods covered by such Tax Returns. There are currently no actions, suits, proceedings, investigations, audits or claims now pending against it in respect of any taxes. "Tax Return" shall mean any return, declaration, report, claim for refund or information return or statement relating to any schedule, supporting information or attachment thereto, and including any amendment thereof.

     8.13.  Financial Statements.
            --------------------

          (a) The Company has delivered to Qwest the following financial statements (collectively, the "Company Financial Statements"):

               (i) the consolidated audited balance sheet of the Company as of December 31, 2000 (the "Balance Sheet") and December 31, 1999, and the related consolidated statements of operations, consolidated statements of changes in stockholders' equity and consolidated statements of cash flows for the year ended December 31, 1998, December 31, 1999, and December 31, 2000, together with the notes thereto, audited by, and accompanied by the report thereon, of Ernst & Young LLP relating to 1998 and Deloitte & Touche relating to 1999 and 2000.

          (b) Each of the Company Financial Statements has been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis, are correct and complete in all material respects and fairly present in all material respects the financial position of the Company as of the respective dates thereto and the results of its operations and its cash flows for the respective periods then ended. The accounting records underlying the Company Financial Statements accurately and fairly reflect, in reasonable detail, the transactions of the Company, reflect only valid transactions, and fairly present in all material respects the basis for the financial position, the results of operations, and

Note: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

               the changes in financial position set forth in the Company Financial Statements and the Company's books of account have been maintained on a consistent basis in accordance with acceptable business practice.

   8.14.  Subsidiaries.  Except as set forth in the Company Disclosure
          ------------
          Schedule, the Company does not hold or own, directly or indirectly, any capital stock or other equity securities of any other corporation, or have any direct or indirect equity or ownership interest in any association, partnership, joint venture or other entity.

   8.15.  Absence of Undisclosed Liabilities and Decrease in Assets.  The
          ---------------------------------------------------------
          Company does not have any Liabilities, except those Liabilities which are (a) fully reflected or in the aggregate adequately reserved against in the Balance Sheet (including any notes thereto), or (b) incurred in the ordinary course of business since December 31, 2000 and consistent with past practices and in the aggregate are not material to the Company. Since the date of the Balance Sheet, there has been no decrease in the total assets or current assets of the Company other than in the ordinary course of business consistent with past practice. Liability shall mean any liability or obligation, including any direct or indirect indebtedness, claim, loss, damage, deficiency (including deferred income tax and other net tax deficiencies and interest and penalties with respect to taxes due and unpaid), cost, expense, obligation, guarantee or responsibility, whether accrued, absolute or contingent, fixed or unfixed, liquidated or unliquidated, secured or unsecured.

   8.16.  Litigation.  There is no claim, action, suit, investigation or
          ----------
          proceeding pending or threatened against or affecting, the Company or any of its properties or assets before any court or arbitrator or any Governmental Authority that, if adversely determined, would have a Material Adverse Effect on the Company.

   8.17.  Disclosure.  None of the representations and warranties of the
          ----------
          Company contained herein or in the Company Disclosure Schedule provided to QIC contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances in which it was made.

   8.18.  No Other Representations or Warranties.  Except for the
          --------------------------------------
          representations and warranties of the Company contained in this
          Section 8, the Company has not made, and QIC may not rely on, any representation or warranty with respect to the Company or the transactions contemplated by this Warrant Certificate.

   8.19.  No Demand Rights.  The Company has provided QIC with a true and
          ----------------
          complete copy of the Amended and Restated Stockholders Agreement dated as of September 19, 2000 by and among the Company and the other parties thereto as in effect on the date hereof. Except as set forth in the Company Disclosure Schedule, the Company is presently not under any obligation and has not granted

Note: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

          any rights to demand registration of the Company's securities under the Securities Act.

9.   Mutilated or Missing Warrants.  If any Warrant is mutilated, lost, stolen
     -----------------------------
     or destroyed and the Company receives evidence thereof reasonably satisfactory to it, the Company will issue and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant, or in lieu of and substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and representing an equivalent right or interest. An applicant for such a substitute Warrant will comply with such other reasonable requirements and pay such reasonable charges as the Company may prescribe.

10.  Rights as Stockholder.  Nothing contained in this Warrant Certificate or in
     ---------------------
     any of the Warrants will be construed as conferring upon the holders or their transferees the right to vote or to receive dividends or to consent or to receive notice as stockholders in respect of any meeting of stockholders for the election of directors of the Company or any other matter, or any rights whatsoever as stockholders of the Company.

11.  Notice to Holders.  At any time prior to the expiration of the Warrants and
     -----------------
     prior to their exercise, if any of the following events will occur:

     (a) the Company will declare any dividend (or any other distribution) on Common Stock other than a cash dividend or will declare or authorize repurchase of in excess of 10% of the then outstanding shares of Common Stock; or

     (b) the Company will authorize the granting to all holders of Common Stock of rights or warrants to subscribe for or purchase any shares of Common Stock or any Derivative Securities; or

     (c) the Company will propose any capital reorganization, recapitalization, subdivision or reclassification of Common Stock (other than a subdivision or combination of the outstanding Common Stock, or a change in par value, or from par value to no par value or from no par value to par value), or any consolidation or merger to which the Company is a party for which approval of any stockholders of the Company will be required, or the sale, transfer or lease of all or substantially all of the assets of the Company, or any event described in Section 5; or

     (d) the voluntary or involuntary dissolution, liquidation or winding up of the Company (other than in connection with a consolidation, merger, or sale of all or substantially all of its property, assets and business as an entirety) will be proposed;

     then the Company will give notice in writing of such event to the holders at least fifteen (15) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution, or

Note: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

     subscription rights, or for the determination of stockholders entitled to vote on such proposed consolidation, merger, sale, transfer or lease of assets, dissolution, liquidation or winding up. No failure to give such notice or any defect therein or in the mailing thereof will affect the validity of the corporate action required to be specified in such notice.

12.  Notices.  All notices, requests and other communications with respect to
     -------
     the Warrants will be in writing. Communications may be made by telecopy or similar writing. Each communication will be given to the holder at Qwest Investment Company, 1801 California Street, Denver, CO 80202, and to the Company at its offices in Oceanport, New Jersey, or at any other address as the holder or the Company, as the case may be, may specify for this purpose by notice to the other party. Each communication will be effective (a) if given by telecopy, when the telecopy is transmitted to the proper address and the receipt of the transmission is confirmed, (b) if given by mail, 72 hours after the communication is deposited in the mails properly addressed with first class postage prepaid, (c) if given by nationally-recognized overnight courier, on the next Business Day after the date when sent, or
     (d) if given by any other means, when delivered to the proper address and a written acknowledgement of delivery is received.

13.  No Waivers; Remedies; Specific Performance.
     ------------------------------------------

     13.1 No Waivers; Remedies.  Prior to the Expiration Time, no failure or
          --------------------
          delay by any holder in exercising any right, power or privilege with respect to the Warrants will operate as a waiver of the right, power or privilege. A single or partial exercise of any right, power or privilege will not preclude any other or further exercise of the right, power or privilege or the exercise of any other right, power or privilege. The rights and remedies provided in the Warrants will be cumulative and not exclusive of any rights or remedies provided by law.

     13.2 Specific Performance.  In view of the uniqueness of the Warrants, a
          --------------------
          holder would not have an adequate remedy at law for money damages in the event that any of the obligations arising under the Warrants is not performed in accordance with its terms, and the Company therefore agrees that the holder will be entitled to specific enforcement of the terms of the Warrants in addition to any other remedy to which they may be entitled, at law or in equity.

14.  Amendments, Etc.  No amendment, modification, termination, or waiver of any
     ---------------
     provision of this Warrant Certificate, and no consent to any departure from any provision of this Warrant Certificate, will be effective unless it will be in writing and signed and delivered by the Company and the holders of a majority of the outstanding Warrants (other than the Company), and then it will be effective only in the specific instance and for the specific purpose for which it is given. Any permitted transferee must agree in writing, as a condition of such transfer, to be bound by the terms and conditions of any amendment, modification, termination, or waiver of any provision of this Warrant Certificate which has been agreed to in writing by the transferor. The rights of the holder

Note: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

     and the terms and provisions of this Warrant Certificate including, without limitation, the performance of the obligations of the Company hereunder, will not be affected in any manner whatsoever by the terms and provisions of any other agreement other than the Stockholder's Agreement, whether entered into prior to or after the date of this Warrant Certificate.

15.  Governing Law.  This Warrant Certificate will be governed by and construed
     -------------
     in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof.

16.  Severability of Provisions.  Any provision of this Warrant Certificate that
     --------------------------
     is prohibited or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of the prohibition or unenforceability without invalidating the remaining provisions of this Warrant Certificate or affecting the validity or enforceability of the provision in any other jurisdiction.

17.  Headings and References.  Headings in this Warrant Certificate are included
     -----------------------
     for the convenience of reference only and do not constitute a part of the Warrants for any other purpose. References to parties and sections in this Warrant Certificate are references to the parties or the sections of this Warrant Certificate, as the case may be, unless the context will require otherwise.

18.  Exclusive Jurisdiction.  Each of the Company and the holder, by acceptance
     ----------------------
     hereof, (a) agrees that any legal action with respect to this Warrant Certificate will be brought exclusively in the courts of the State of New York or of the United States of America, in each case within the County of New York, (b) accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of those courts, and (c) irrevocably waives any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which it
                                                ----- --- ----------
     may now or hereafter have to the bringing of any legal action in those jurisdictions; provided, however, that any party may assert in a legal
                    --------  -------
     action in any other jurisdiction or venue each mandatory defense, third-party claim or similar claim that, if not so asserted in such legal action, may thereafter not be asserted by such party in an original legal action in the courts referred to in clause (a) above.

19.  Waiver of Jury Trial.  Each of the Company and the holder waives, by
     --------------------
     acceptance hereof, any right to a trial by jury in any legal action to enforce or defend any right under this Warrant Certificate or any amendment, instrument, document or agreement delivered, or which in the future may be delivered, in connection with this Warrant Certificate and agrees that any legal action will be tried before a court and not before a jury.

20.  Merger or Consolidation of the Company.  The Company will not merge or
     --------------------------------------
     consolidate with or into any other corporation or other entity where the Company is not the resulting or surviving corporation unless the entity resulting from such merger or

Note: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

     consolidation, or its parent if the parent issues securities to the Company's security holders in such merger of consolidation, will expressly assume, by supplemental agreement, the due and punctual performance and observance of each and every covenant and condition of this Warrant Certificate to be performed and observed by the Company.

21.  Definitions.  For purposes of this Warrant Certificate, the following terms
     -----------
     have the following meanings:

     (a) "Affiliate" means with respect to any person or entity, any other person or entity directly or indirectly controlling, controlled by or under common control with such first person or entity (for purposes of this definition, "control" as used with respect to a person or entity, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of management and policies of such person or entity, whether by ownership of voting securities, by contract or otherwise).

     (b) "Average Market Price" on any date means the average of the daily Closing Prices for the fifteen (15) consecutive Trading Days commencing twenty (20) Trading Days before such date.

     (c) "Business Day" means any day excluding Saturday, Sunday and any day on which banking institutions located in the City of New York or Denver, Colorado are generally closed.

     (d) "Business Combination" means, whether concluded or intended to be concluded in one transaction or series of transactions, each of the following:

          (1) the merger or consolidation of any of the Company and its Subsidiaries with or into any person other than the Company or a wholly-owned Subsidiary of the Company;

          (2) the transfer of all or substantially all of the assets of any of the Company and its Subsidiaries to any person or group other than the Company or a wholly-owned Subsidiary of the Company;

          (3) an acquisition from any of the Company, its Subsidiaries and its stockholders of any shares of Common Stock or other Securities of the Company; or

          (4) any tender offer (including a self-tender offer) or exchange offer, recapitalization, liquidation, dissolution or similar transaction involving any of the Company and its Subsidiaries.

Note: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

     (e) "Closing Price" means, as applied to any security on any date, the last reported sales price, regular way, per share of such security on such day, or if no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in each case, as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if shares of such security are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of such security are listed or admitted to trading, or, if the shares of such security are not listed or admitted to trading on any national securities exchange, the last quoted sale price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotations Systems ("Nasdaq") or, if not so reported, as reported by any similar interdealer system then in general use, or, if on any such date the shares of security are not quoted or reported by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the shares of stock selected by the Board.

     (f) "Derivative Securities" means securities convertible into or exchangeable or exercisable for shares of Common Stock, rights or warrants to subscribe for or purchase shares of Common Stock, options for the purchase of, or calls, commitments or other claims of any character relating to, shares of Common Stock or any securities convertible into or exchangeable for any of the foregoing.

     (g) "Expiration Time" means 5:00 p.m., New York time, on the later of (i) the sixth (6th) anniversary of the date hereof or (ii) six (6) months after the last day the Warrant becomes exercisable with respect to any of the underlying Warrant Shares, or in either case if not a Business Day, the next Business Day.

     (h) "Fair Market Value" of any property will mean the fair market value thereof as determined in good faith by the Board; provided, however, that the value of any securities will be determined as follows:

          (A) If publicly held or listed on an exchange or through the Nasdaq National Market, the Average Market Price; and

          (B) If not publicly held or so listed or publicly traded, the value will be the fair market value thereof, as mutually determined in good faith by the Board and the holders of a majority of the Warrants and/or Warrant Shares purchasable upon exercise thereof.

     (i) "Governmental Authority" shall mean any governmental or regulatory body, court, agency, official or authority.

Note: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

     (j)  "Qwest" means Qwest Communications Corporation.

     (k) "Stockholder's Agreement" means the Supplemental Stockholders' Agreement, dated as of the date hereof, by and between the Company and QIC.

     (l) "Subsidiary" means (1) any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by the Company, or (2) a partnership or limited liability company in which the Company or a Subsidiary of the Company is, at the date of determination, a general or limited partner of such partnership or a member of such limited liability company, but only if the Company or its Subsidiary is entitled to receive more than fifty percent of the assets of such partnership or limited liability company upon its dissolution.

     (m) "Trading Day" means, as applied to any class of stock, any day on which the New York Stock Exchange or, if shares of such stock are not listed or admitted to trading on the New York Stock Exchange, the principal national securities exchange on which the shares of such stock are listed or admitted for trading or, if the shares of such stock are not listed or admitted for trading on any national securities exchange, the Nasdaq or, if the shares of such stock are not included therein, any similar interdealer system then in general use in which the shares of such stock are included, is open for the trading of securities generally and with respect to which information regarding the sale of securities included therein, or with respect to which sales information is reported, is generally available.

22.  Representations and Warranties of QIC.  QIC hereby represents and warrants
     -------------------------------------
     to the Company as of the date hereof as follows:

     22.1  Power and Authority.  QIC has full power and authority to enter into
           -------------------
          this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. All necessary corporate action has been taken by QIC with respect to the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby. This Agreement has been duly executed and delivered by, and, assuming the due authorization, execution and delivery thereof by the Company, constitutes a valid and binding obligation of QIC, enforceable against QIC in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability affecting creditors' rights and to general equity principles.

     22.2  Governmental Consent, Etc. In reliance on the representations of the
           --------------------------
          Company contained herein, no consent, approval or authorization of, or designation, declaration or filing with, any Governmental Authority on the part of QIC is

Note: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

          required in connection with the valid execution and delivery of this Agreement, or the offer, sale or issuance of the Warrants and Warrant Shares, or the consummation of any other transactions contemplated hereby, except such filings as may be required to be made with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc.

     22.3  Investment Representations.  (a) QIC is and will be acquiring the
           --------------------------
          Warrants and the Warrant Shares to be issued upon exercise hereof, for its own account, for investment and not with a view to the distribution thereof within the meaning of the Securities Act except that QIC may make certain transfers which will not result in a violation of the Securities Act.

          (b) QIC understands that (i) the Warrants (and the Warrant Shares to be issued upon exercise thereof) have not been registered under the Securities Act by reason of their issuance by the Company in transactions exempt from the registration requirements of the Securities Act and the Company's reliance on such exemption is predicated upon QIC's representations set forth herein and (ii) the Warrants (and the Warrant Shares to be issued upon exercise thereof) must be held by QIC indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from registration.

          (c) QIC further understands that, with respect to the Warrants (and the Warrant Shares to be issued upon exercise thereof), the exemption from registration afforded by Rule 144 (the provisions of which are known to QIC) promulgated under the Securities Act depends on the satisfaction of various conditions, and that, if applicable, Rule 144 may afford a basis for sales only in limited amounts.

          (d) QIC is an "accredited investor" as such term is defined in Rule 501 promulgated under the Securities Act, with its principal executive offices located at the address set forth in Section 12.

     22.4  Affiliate Status.  QIC is a wholly-owned subsidiary of Qwest Services
           ----------------
          Corporation, the parent company of Qwest Communications Corporation.

Note: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

     IN WITNESS WHEREOF, the parties have executed this Warrant Certificate on the day set forth below in Oceanport, New Jersey.

                                    TELLIUM, INC.


                              By:      /s/ Nicholas DeVito
                                   ------------------------------
                                    Name:  Nicholas DeVito
                                    Title: V.P. Business Development

Dated April 10, 2001


                                    QWEST INVESTMENT COMPANY


                              By:      /s/
                                   ------------------------------
                                    Name:
                                    Title:

Note: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

                                   Exhibit A

                                   ASSIGNMENT


                 (To be signed only upon assignment of Warrant)


     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer unto


                         ______________________________
                                     (Name)
                         ______________________________
                         ______________________________
                                   (Address)
                         ______________________________
                            (Social Security Number)


the Warrant in the name of the undersigned and hereby appoints the Secretary of the Company as the undersigned's attorney-in-fact to transfer said Warrant on the books of the Company, with full power of substitution in the premises.


Date: __________, 2001

Signature of Registered Holder:


Note: The above signature must correspond with the name as written upon the face of this Warrant Certificate in every particular without alteration or enlargement or any change whatever unless the Warrant has been assigned.

Note: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

                                   Exhibit B

                              ELECTION TO PURCHASE


Tellium, Inc.
2 Crescent Place
P.O. Box 901
Oceanport, NJ 07757-0901
Attn: Chief Financial Officer

     The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant for and to purchase thereunder, shares of the stock provided for herein, and requests that certificates for such shares be issued in the name of

                         ______________________________
                                     (Name)
                         ______________________________
                         ______________________________
                                   (Address)
                         ______________________________
                            (Social Security Number)

and, if said number of shares will not be all the shares purchasable thereunder, that a new Warrant Certificate for the balance remaining of the shares purchasable under the within Warrant Certificate be registered in the name of the undersigned holder of this Warrant or his Assignee as below indicated and delivered to the address stated below. By placing an X in the following blank, the undersigned hereby elects to exercise the purchase right with respect to __________ shares of such Common Stock through Warrant Conversion, as set forth in Section 3 of the within Warrant Certificate.

Date: __________, 20___

Name of holder of this Warrant Certificate or Assignee:
                                                          -------------------

Address:
                -------------------------------------------------------------

Signature:
                -------------------------------------------------------------


Note: The above signature must correspond with the name as written upon the face of this Warrant Certificate in every particular without alteration or enlargement or any change whatever unless this Warrant Certificate has been assigned.